SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 25, 2004

Commission File No. 0-16992

CONCORDE CAREER COLLEGES, INC.

(Exact name of registrant as specified in its charter)

Delaware	43-1440321
(State of other jurisdiction of Incorporation or Organization)	(I. R. S. Employer Identification Number)

5800 Foxridge, Suite 500, Mission, Kansas,	66202
(Address of Principal Executive Office)	(Zip Code)

Registrant’s telephone number, including area code: (913) 831-9977

ITEM 7. Financial Statements and Exhibits

(c) Exhibits. The following exhibits are filed with this document.

99.1	Press release of Concorde Career Colleges, Inc., issued February 25, 2004, reporting results of operations for the year ended December 31, 2003.

99.2	Transcript of Concorde Career Colleges, Inc., conference call, held February 25, 2004, relating to reported results of operations for the year ended December 31, 2003.

ITEM 12. Regulation FD Disclosure

On February 25, 2004 Concorde Career Colleges, Inc. (the “Company”) issued a press release reporting results of operations for year ended December 31, 2003. A copy of the press release is attached to this report as Exhibit 99.1.

The Company also held a conference call on February 25, 2004, to discuss the Company’s results of operations for the year ended December 31, 2003. The transcript from the conference call is attached to this report as Exhibit 99.2.

The information furnished under this Item 12, including Exhibit 99.1 and Exhibit 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Registrant under the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise expressly stated in any such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CONCORDE CAREER COLLEGES, INC.

DATED: February 25, 2004

By:	/s/ Jack L. Brozman
Jack L. Brozman, Chief Executive Officer

By:	/s/ Paul R. Gardner
Paul R. Gardner, Chief Financial Officer